TAXES ON INCOME	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
NOTE 8:-	TAXES ON INCOME

a.	The Company and its subsidiary are separately taxed under the domestic tax laws of the state of incorporation of each entity.

b.	Tax rates applicable to Ltd.:

On July 30, 2013, the Israeli Parliament (the Knesset) approved the second and third readings of the Economic Plan for 2013-2014 ("Amended Budget Law") which includes, among others, raising the Israeli corporate tax rate from 25% to 26.5%.

c.	Net operating loss carryforward:

Ltd. has accumulated net operating losses for Israeli income tax purposes as of December 31, 2013 in the amount of approximately $7,079,977. The net operating losses may be carried forward and offset against taxable income in the future for an indefinite period.

As of December 31, 2013, the Company had a U.S. federal net operating loss carry forward of approximately $3,062,627 that can be carried forward and offset against taxable income and that expires during the years 2031 to 2034. Utilization of U.S. loss carry forward may be subject to substantial annual limitation due to the "change in ownership" provisions of the Internal Revenue Code of 1986 and similar state provisions. The annual limitations may result in the expiration of losses before utilization.

d.	Deferred income taxes:

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax assets are as follows:

	December 31,
	2013	2012
Deferred tax assets:

Net operating loss carry forward	$3,101,245	$854,678
Temporary differences	942,095	247,722

Deferred tax assets before valuation allowance	4,043,340	1,102,400
Valuation allowance	(4,043,340)	(1,102,400)

Net deferred tax asset	$-	$-

In assessing the realization of deferred tax assets, management considers whether it is more likely than not that all or some portion of the deferred tax assets will not be realized. The ultimate realization of the deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences are deductible and net operating losses are utilized. Based on consideration of these factors, the Company recorded a full valuation allowance at December 31, 2013 and 2012.

e.	Loss before taxes on income consists of the following:

			Period from
			August 11,
			2011
			(inception
	Year ended	Year ended	date) to
	December 31,	December 31,	December 31,
	2013	2012	2013

Domestic	$4,340,178	$2,987,718	$7,587,853
Foreign	9,591,600	2,698,855	12,415,847

	$13,931,778	$5,686,573	$20,003,700

f.
The main reconciling item between the statutory tax rate of the Company and the effective tax rate is the recognition of valuation allowance in respect of deferred taxes relating to accumulated net operating losses carried forward due to the uncertainty of the realization of such deferred taxes.